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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LEGG MASON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

To Be Held On:

July 26, 2011 at 10:00 a.m.

100 International Drive, 4th Floor, Conference Center, Baltimore, Maryland 21202

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

HOW TO VIEW PROXY MATERIALS ONLINE:	Have the information that is printed in the boxes above and visit
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber =25493, where the following materials are available for view:
• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Online Proxy Card
• Annual Report
• Directions to the Legg Mason Global Headquarters

HOW TO REQUEST AND RECEIVE A PAPER
OR E-MAIL COPY OF PROXY MATERIALS:

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before July 12, 2011. Please choose one of the following methods to make your request:

TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/ requestmaterials.asp

HOW TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. Have the information that is printed in the boxes above available and follow the instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form, as is described above.

VOTING ITEMS

The Board recommends a vote FOR all nominees.

1.  Election of five Directors for the three-year term ending in 2014

  NOMINEES:

Harold L. Adams

John T. Cahill

Mark R. Fetting

Margaret Milner Richardson

Kurt L. Schmoke

Please note that you cannot use this notice to vote by mail.

The Board recommends a vote FOR the following proposals.

2.  Amendment and re-approval of the Legg Mason, Inc. 1996 Equity Incentive Plan;

3.  Amendment of the Legg Mason, Inc. Articles of Incorporation to provide for the annual election of directors;

4.  An advisory vote on the compensation of the Company’s named executive officers;

The Board recommends you vote “ONE-YEAR” on the following proposal.

5.  An advisory vote on frequency of advisory votes on the compensation of the Company’s named executive officers;

The Board recommends a vote FOR the following proposal.

6.  Ratification of the appointment of PriceWaterhouseCoopers LLP as independent registered public accounting firm; and

7.  Any other matter that may properly come before the meeting or any adjournment thereof.